SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              December 15, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                    Federal Way, Washington 98063-9777
                  (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure

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                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On December 15, 2005, Weyerhaeuser Company issued a press release stating the following:

Weyerhaeuser Company Announces Results of Debt Tender Offer

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE: WY) announced the expiration, as of 12:00 midnight, New York City time on Dec. 14, 2005, of its Maximum Tender Offers. The terms and conditions of the Maximum Tender Offers are described in the Offer to Purchase dated Nov. 16, 2005.

As previously announced, the Maximum Principal Amount to be Accepted by Weyerhaeuser pursuant to the Maximum Tender Offers is $222,250,000. Because the principal amount of 6.125 percent Notes due March 15, 2007 validly tendered and not validly withdrawn exceeds the Maximum Principal Amount to be Accepted, Weyerhaeuser will not purchase any of its 5.950 percent Notes due Nov. 1, 2008. According to Global Bondholder Services Corporation, the depositary for the Offers, $360,559,000 in aggregate principal amount of 6.125 percent Notes due March 15, 2007 were validly tendered and not validly withdrawn on or before the expiration date. According to the terms and conditions of the Offers, $222,250,000 in aggregate principal amount of 6.125 percent Notes due March 15, 2007 were validly tendered and accepted for purchase, resulting in a Final Proration Factor of 61.7 percent.

As previously announced, $277,750,000 in aggregate principal amount of securities in the Any and All Offers, which expired on Dec. 1, 2005 were validly tendered and accepted for purchase on Dec. 2, 2005.

JPMorgan Securities, Inc. and Banc of America Securities LLC served as the dealer managers for the Offers and Deutsche Bank Securities, Inc. was co-dealer manager for the Offers. Global Bondholder Services Corporation served as the Depositary and Information Agent for the Offers.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2004, sales were $22.7 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at: http://www.weyerhaeuser.com

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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  December 15, 2005
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